                            NETWORK SERVICES AGREEMENT


This Agreement is made in the city of Fairfax, Virginia, this 31st day of May, 1996, between UUNET Technologies, Inc., whose address is 3060 Williams Drive, Fairfax, Virginia 22031, and EarthLink Network, Inc., whose address is 3100 New York Drive, Pasadena, CA 91107.

The parties hereto agree and bind themselves as follows:

  1. SERVICES: UUNET will sell, and EarthLink will purchase, telecommunications services for the interconnection of EarthLink's end users with the Internet. Earthlink is responsible for all end-user customer support, billing, and collections. UUNET's relationship under this agreement is solely with EarthLink.

  2.  PRICING: Prices are as stated in Attachment A.

  3. EQUITY TRANSACTION. UUNET and EarthLink agree that UUNET shall purchase EarthLink warrants. The price shall be $.50 per warrant for warrants to purchase 20,000 shares of EarthLink Common Stock at $10.00 per share for five years from the warrant issuance. UUNET and EarthLink agree to use best efforts to complete this transaction within 30 days of the signature date of this agreement.

  4.  TERMS AND CONDITIONS: EarthLink agrees to comply with the AlterNet
      Terms and Conditions contained in Schedule B. It further agrees to require its end users to comply with terms and conditions in substance identical to those in Sections One, Two, and Three. EarthLink shall defend, indemnify, and hold harmless UUNET against any claims resulting from EarthLink's use of UUNET's services, or that of its customers.

  5. RELATIONSHIP: The relationship of UUNET and EarthLink shall be that of independent third parties.

    * CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED IN CONNECTION WITH A REQUEST TO THE SECURITIES AND EXCHANGE COMMISSION FOR CONFIDENTIAL TREATMENT OF SUCH PORTIONS.

  6. EFFECTIVITY AND TERM: This agreement supersedes the current UUNET/EarthLink agreement, dated 7/12/95. The term of this new agreement is one year from 1/1/96, which term shall be automatically renewed for additional one year terms, providing that neither party has noticed the other party with a written notice of intent not to renew for the forthcoming term. Such notice of intent shall be not less than 60 days in advance of the end of the current term.

  7. TECHNICAL AGREEMENT: EarthLink agrees to comply with the technical Agreement for Network Interoperability, attached as Schedule C. UUNET and EarthLink will work diligently to set up monitoring between Network Operations centers so as to provide EarthLink with real-time information on UUNET's network status. EarthLink and UUNET will provide operations and marketing management personnel for a monthly conference call or meeting to discuss current needs, issues, and forecasts.

  8.  EARTHLINK TERMINATION FOR CAUSE. ***************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************

  9. UUNET Termination for Cause. UUNET may terminate this agreement for cause without penalty in the event that EarthLink shall materially breach any term of this agreement. Prior to such termination, UUNET shall first give EarthLink written notice of its intent to terminate which shall clearly describe problem(s) constituting cause. EarthLink will have 30 days from receipt of notice to correct the problem. If the problem is not corrected within such period, UUNET may terminate under this paragraph with 30 additional days written notice. However, if

    * THE TEXT NOTED BY ASTERISKS HAS BEEN REDACTED IN CONNECTION
      WITH A REQUEST TO THE SECURITIES AND EXCHANGE COMMISSION FOR CONFIDENTIAL TREATMENT OF SUCH TEXT.

      EarthLink shall violate the acceptable use policy in Section 2 of the attached Terms and Conditions, or permit such violation, and does not immediately act to remedy such violation when it becomes aware of it, UUNET may terminate this agreement without penalty with 10 days written notice. If any amounts due and owing by EarthLink remain unpaid 60 days after date of invoice, then UUNET may terminate this agreement immediately without penalty.

 10. No Publicity. The prices and terms of this agreement shall be held confidential by both parties, as shall the parties' respective performance under this agreement and the quality of network performance. Neither party shall publicize the existence of this agreement without consent of the other, and in the event of such agreement, all press release materials shall be reviewed and approved by the other party. In particular, EarthLink shall use best efforts to maintain the confidentiality of the terms in Schedule A. In the event that any disclosure of terms or performance is required for legal or regulatory reasons, EarthLink shall use best efforts to minimize this disclosure and to notify UUNET in advance of such required disclosure.

 11. Limitation of Liability. Notwithstanding anything else to the contrary stated or implied herein, neither party shall have any liability whatsoever for any incidental, consequential or special damages suffered by the other or by any assignee or other transferee of the other, even if informed in advance of the possibility of such damages, except in connection with the indemnification provisions of Section 4.

 12. Governing Law. This agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of California.

 13. Entire Agreement. The parties hereto acknowledge that they have read this entire agreement and that this agreement and the exhibits attached hereto constitute the entire understanding and contract between the parties and supersedes any and all prior or contemporaneous oral or written communications with respect the subject matter hereof. This agreement shall not be modified, amended or in any way altered except by an instrument in writing signed by the parties.

 14.  Binding Effect
      Except as herein otherwise specifically provided, this agreement shall be binding upon and inure to the benefit of the parties and their legal representatives, heirs, administrators, executors, successors and assigns.

 15.  Plural/Gender
      Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter. The term "person" means any individual, corporation, partnership, trust or other entity.

 16.  Severability
      If any provision of this agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

 17.  Counterparts
      This agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument. It shall not be necessary for all parties to execute the same counterpart hereof.

 18.  Waiver
      No failure on the part of either party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by law.

     19.  Notice
          Unless other provided, any notice to be given hereunder shall be effective five days after deposit in the U.S. mail. Such notice shall be sent by first class mail, postage prepaid and marked for delivery by certified or registered mail, return receipt requested, address to the parties listed below at their respective places of business, or at such other addresses of which notice has been given to the addressing party:


          If to EarthLink Network, Inc.:
               EarthLink Network, Inc.
               3100 New York Drive
               Pasadena, CA 91107
               Attention: President

             With a copy to:
               Legal Officer
               EarthLink Network, Inc.
               3100 New York Drive
               Pasadena, CA 91107

          If to UUNET Technologies, Inc.:
               UUNET Technologies, Inc.
               3060 Williams Drive
               Fairfax, VA 22031
               Attention: VP Business Development

          With a copy to:
               UUNET Technologies, Inc.
               3060 Williams Drive
               Fairfax, VA 22031
               Attention: General Counsel

     20.  Force Majeure
          No party shall be liable by reason of any failure to delay in the performance of its obligations due to strikes, riots, fires or explosions, acts of God, war, governmental action or any other cause which is beyond the reasonable control of such parties.

     21.  Facsimile Transmission
          Parties to this Agreement are authorized to execute the Agreement, and transmit a signed copy of same via TeleFax to the other parties, who hereby agree to accept and rely upon such documents as if they bore original signatures. The parties sending such TeleFaxes hereby acknowledge and agree to provide to the other parties, within seventy-two (72) hours of transmission, the Agreement bearing an original signature.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date first above recited.

EARTHLINK NETWORK, INC.

   /s/  Charles G. Betty
- ----------------------------------------
Authorized Signature and Title


        5/31/96
- ----------------------------------------
Date

UUNET TECHNOLOGIES, INC.

   /s/  David F. Foster VP, Business Development
- ----------------------------------------
Authorized Signature and Title


        5/31/96
- ----------------------------------------
Date

SCHEDULE A - PRICING

1 -  Pricing for Dial-Up Services

1a) "National Users" are defined as all EarthLink and users making use of the UUNET network, except for "Southern California Users". Southern California Users are defined as those EarthLink users whose primary connection is to EarthLink's own network in Southern California or elsewhere whose use of UUNET is incidental or takes place in a travel situation. ELN shall designate Southern California Users in accordance with the above definition.

1b) For National Users, EarthLink will pay a ******** which shall initially be *****************. When *********************** for *****************
only, the charge will be pro-rated according to the number of ************** *************. The payment is due for all National User ********* whether or not *******************************************************************.

1c)  The above pricing is based on an ****************************************
******************************************************************************
*********************************************

******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************

******************************************************************************
******************************************************************************


    * THE TEXT NOTED BY ASTERISKS HAS BEEN REDACTED IN CONNECTION
      WITH A REQUEST TO THE SECURITIES AND EXCHANGE COMMISSION FOR CONFIDENTIAL TREATMENT OF SUCH TEXT.

******************************************************************************
****************************************************

1c-3) For Southern California Users, UUNET shall charge EarthLink a **********
*****************************************************

1c-4) All ISDN usage will be surcharged at the rate of $******. This surcharge applies to both National Users and Southern California users. Only a single "B" channel will be supported.

1d) The pricing above is valid only for ***************************************
*******************************************************.  There is a **********
surcharge for 800-number service. For Canadian usage for any EarthLink customers, the price is *********************. If the percentage of Canadian usage as compared to the total usage on the network is **********************
*****************************************************************************.

These Canadian prices are valid for ******* from the signature date of this agreement. Prior to the end of this period, this pricing may be renegotiated in good faith between the parties.

1e) On a monthly basis, EarthLink shall provide UUNET with *****************:

1e-1) The effective number of ***********************************************
*****************************************************************************
*****************************************************************************
****************************************************************************.

1e-2) The number of ********************************************************
*************************************.

1e-3) Summary information concerning the **************************, including specifically the number of *****************************************. As with all dealings under this Agreement, ****************** provided by ELN to UUNET will remain confidential between the parties and will be used for the purpose of verification of compliance with this agreement only.


    * THE TEXT NOTED BY ASTERISKS HAS BEEN REDACTED IN CONNECTION
      WITH A REQUEST TO THE SECURITIES AND EXCHANGE COMMISSION FOR CONFIDENTIAL TREATMENT OF SUCH TEXT.

EarthLink Agrees to make this ************************************************
***********************************.  At UUNET's request, EarthLink shall make available full ************ information, including the dates on which ******** *****************************. UUNET shall have the right of reasonable audit to ensure the accuracy of the above.

ELN shall keep and maintain full, true and accurate records containing all data reasonably required for verification of ELN's compliance with the terms of this Agreement. UUNET shall have the compliance with the terms of this Agreement. UUNET shall have the right, during normal business hours upon at least Fifteen
(15) business days prior notice, to direct its independent auditors, who shall execute an appropriate non-disclosure agreement mutually agreeable to both parties, to audit and analyze the relevant records of ELN to verify compliance with the provisions of this Agreement. The audit shall be conducted at UUNET's expense unless the results of such audit establish that inaccuracies in the monthly reports have resulted in underpayment of fees to UUNET by more than Five percent (5%) of the amount actually due in any month, in which case ELN shall bear the expenses of the audit.

1g) EarthLink agrees not to *************************************************
*****************************************************************************
*****************************************************************************
************************ would constitute breach of this agreement.

If for any month the revenues to UUNET for **********************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
****.

2 - ***************************

EarthLink will have the option to *******************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*********.


    * THE TEXT NOTED BY ASTERISKS HAS BEEN REDACTED IN CONNECTION
      WITH A REQUEST TO THE SECURITIES AND EXCHANGE COMMISSION FOR CONFIDENTIAL TREATMENT OF SUCH TEXT.

*****************************************************************************
*******.


    * THE TEXT NOTED BY ASTERISKS HAS BEEN REDACTED IN CONNECTION
      WITH A REQUEST TO THE SECURITIES AND EXCHANGE COMMISSION FOR CONFIDENTIAL TREATMENT OF SUCH TEXT.

                                   SCHEDULE B


                          ALTERNET TERMS AND CONDITIONS

(1) UUNET exercises no control whatsoever over the content of the information passing through AlterNet. UUNET MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESSED OR IMPLIED, FOR THE SERVICE IT IS PROVIDING. UUNET also disclaims any warranty of merchantability or fitness for a particular purpose.
     UUNET will not be responsible for any damage you suffer. This includes loss of data resulting from delays, nondeliveries, misdeliveries, or service interruptions caused by its own negligence or your errors or omissions. Use of any information obtained via AlterNet is at your own risk. UUNET specifically denies any responsibility for the accuracy or quality of information obtained through its services.

(2) AlterNet may only be used for lawful purposes. Transmission of any material in violation of any US or state regulation is prohibited. This includes, but is not limited to: copyrighted material, material which is threatening or obscene, or material protected by trade secret. You agree to indemnify and hold harmless UUNET from any claims resulting from your use of the service which damages UUNET or another party.

(3)  Any access to other networks connected to AlterNet must comply with the
     rules appropriate for that other network.   Use of AlterNet itself may
     be for any lawful purpose. Use of AlterNet for lawful commercial purposes is both permitted and encouraged. Resale to other individuals and organizations is permitted, but they may not further resell the services.

(4) Payment is due 30 days after date of invoice. Accounts are in default if payment is not received within 30 days after date of invoice. If your payment is returned to us unpaid you are immediately in default and subject to a returned check charge of $25 from us. Accounts unpaid 60 days after date of invoice may have their service interrupted. Such interruption does not relieve you from the obligation to pay the monthly charge. ONLY A WRITTEN REQUEST TO TERMINATE YOUR SERVICE RELIEVES YOU OF YOUR OBLIGATION TO PAY THE MONTHLY ACCOUNT CHARGE. Accounts in default are subject to an interest charge of 1.5% per month on the outstanding balance. If your state law does not allow an interest rate of 1.5% per month, the maximum allowable rate for your state will be charged. If you default, you agree to pay UUNET its reasonable expenses, including attorney and collection agency fees, incurred in enforcing its rights under these Terms and Conditions.

(5) In the event of early cancellation of a one, two, or three-year Term Commitment, the customer will be required to pay 75% of AlterNet's standard monthly charge for each month remaining in the Term Commitment.

(6) These Terms and Conditions supersede all previous representations, understandings or agreements and shall prevail notwithstanding any variance with terms and conditions of any order submitted. Use of AlterNet constitutes acceptance of these Terms and Conditions.

                           SCHEDULE C--TECHNICAL AGREEMENT

1. EarthLink agrees that it shall operate its own Radius server, which will perform user validation functions, and will maintain this server in a secure environment. EarthLink also will maintain this server with reasonably current versions of the Radius protocols.

2. EarthLink agrees to use software and procedural safeguards to insure that only accurate routing information, for networks to be used by EarthLink's customers, is transmitted from EarthLink's Radius server into UUNET's network, and to use best efforts to immediately remedy any problems leading to transmission of incorrect routing information.

3. EarthLink agrees to assign each end customer a unique identification number for billing purposes, and to reasonably cooperate with UUNET in establishing the structure of this identification number.

4. EarthLink and UUNET each agree to cooperate with the other in identifying and resolving any security infringements which involve EarthLink's customers and UUNET network.

5. It is recognized and agreed that the billing data supplied on an interim basis (more frequently than monthly) is an estimate and may not be relied upon for 100% accuracy.

                                        [LOGO]

                        BURSTABLE T-3-Signature Mark- SERVICE OPTIONS

                                  SERVICE AGREEMENT

                      (Please check your desired sustained usage rate)

SERVICE TYPE                                    MONTHLY RATE*    START-UP COST
- ------------                                    ------------     -------------
BURSTABLE T-3 SERVICE(1)                                                $6,000
/ /  0 Mbps - 6 Mbps sustained usage               $11,000
/ /  6.01 Mbps - 7.5 Mbps sustained usage          $13,000
/ /  7.51 Mbps - 9 Mbps sustained usage            $15,000
/ /  9.01 Mbps - 10.5 Mbps sustained usage         $17,000
/ /  10.51 Mbps - 12 Mbps sustained usage          $20,000
/ /  12.01 Mbps - 13.5 Mbps sustained usage        $23,000
/ /  13.51 Mbps - 15 Mbps sustained usage          $26,000
/ /  15.01 Mbps - 16.5 Mbps sustained usage        $29,000
/ /  16.51 Mbps - 18 Mbps sustained usage          $34,000
/ /  18.01 Mbps - 19.5 Mbps sustained usage        $39,000
/ /  19.51 Mbps - 21 Mbps sustained usage          $44,000
/ /  21.01 Mbps - 45 Mbps sustained usage          $49,500


(1) With Burstable T-3 service, the customer receives full DS-3 access to UUNET and can burst to the full 45 Mbps at any time. Monthly billing is based on sustained usage. Sustained usage is measured by samples taken every five minutes. The level under which 95% of the samples fall is the sustained usage.

* PRICES ABOVE DO NOT INCLUDE TELCO INSTALLATION FEES, MONTHLY LINE CHARGES, OR
                                   EQUIPMENT COSTS.

           Discounted monthly rates with long-term service commitments(2):
/ / 1-year commitment (5% discount) / / 2-year commitment (10% discount) / / 3-year commitment (15% discount)

(2) At the conclusion of the term, pricing will revert to the standard rates in effect. Any customer wishing to cancel service before the completion of the term will be required to pay 75% of the monthly charges for the months remaining on the contract.

- --------------------------------------  ----------------------------------------
PAYMENT (CHOOSE ONLY ONE):              If you choose to pay by credit card,
                                        please fill in the following
                                        information:
/ / Check (please return with this form)       VISA / /      MasterCard / /
/ / Credit Card (please see box)        Name as it appears on card:
/ / Purchase Order Number:_____________ _______________________________________
 (please return the PO with this form)  Card Number______________
                                        Expiration Date ____________
Does your company require a Purchase
Order for payment? (please circle one)  I authorize UUNET to charge my
           Yes       No                 MasterCard/VISA account for those
                                        charges for UUNET service that I may
                                        accrue from month to month. This
                                        authorization is valid until revoked in
                                        writing.
                                        Authorized Signature___________________
                                        Date______________
- --------------------------------------  ----------------------------------------

Company Name ________________________   Phone ________________________

Address      ________________________   Fax   ________________________

             ________________________   Contact Name _________________
PLEASE READ THE TERMS AND CONDITIONS ON THE BACK OF THIS FORM AND SIGN HERE TO INDICATE YOUR ACCEPTANCE.

Signature:   X_________________________ Date  ________________________

UUNET Technologies, Inc.                +1 800 488 6383 (voice)
3060 Williams Drive                     +1 703 206 5600 (voice)
Fairfax, Virginia 22031-4648 USA        +1 703 206 5601 (fax)
hs-sales@uu.net                         http://www.uu.net

                               UUNET SERVICES PROVIDED

 - Full, unrestricted access to UUNET's  - Full maintenance of all UUNET-owned
   network.                                equipment.
 - Routing and other network management, - A UUCP/TCP newsfeed connection from
   support, and monitoring as necessary    UUNET if desired.
   to provide the IP access.


                              UUNET TERMS AND CONDITIONS

(1) UUNET exercises no control whatsoever over the content of the information passing through its network. UUNET MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESSED OR IMPLIED, FOR THE SERVICE IT IS PROVIDING. UUNET also disclaims any warranty of merchantability or fitness for a particular purpose. UUNET will not be responsible for any damage you suffer. This includes loss of data resulting from delays, nondeliveries, misdeliveries, or service interruptions caused by its own negligence or your errors or omissions. Use of any information obtained via UUNET's network is at your own risk. UUNET specifically denies any responsibility for the accuracy or quality of information obtained through its services.
(2) UUNET's network may only be used for lawful purposes. Transmission of any material in violation of any US or state regulation is prohibited. This includes, but is not limited to: copyrighted material, material legally judged to be threatening or obscene, or material protected by trade secret. You agree to indemnify and hold harmless UUNET from any claims resulting from your use of the service or the use of the service by any of your customers or others throughout your chain of distribution, including end users, which damages another party.
(3) Any access to other networks connected to UUNET's network must comply with the rules appropriate for that other network. Use of UUNET's network itself may be for any lawful purpose. Use of UUNET's network for lawful commercial purposes is both permitted and encouraged.
(4) Payment is due 30 days after date of invoice. Accounts are in default if payment is not received within 30 days after date of invoice. If your payment is returned to us unpaid you are immediately in default and subject to a returned check charge of $25 from us. Accounts unpaid 60 days after date of invoice may have their service interrupted. Such interruption does not relieve you from the obligation to pay the monthly charge. ONLY A WRITTEN REQUEST TO TERMINATE YOUR SERVICE RELIEVES YOU OF YOUR OBLIGATION TO PAY THE MONTHLY ACCOUNT CHARGE. Accounts in default are subject to an interest charge of 1.5% per month on the outstanding balance. If your state law does not allow an interest rate of 1.5% per month, the maximum allowable rate for your state will be charged. If you default, you agree to pay UUNET its reasonable expenses, including attorney and collection agency fees, incurred in enforcing its rights under these Terms and Conditions.
(5) Billing for UUNET service will normally commence when the connection from the UUNET hub is completed to your site and IP packets can be passed. However, in certain circumstances billing may occur when a UUNET hub and a functioning telephone circuit are prepared to route IP packets to your site. Service is invoiced monthly in advance and may be cancelled in writing with 60 days notice with no penalty. In the event of early cancellation of a one-, two-, or three-year Term Commitment, the customer will be required to pay 75% of UUNET's standard monthly charge for each month remaining in the Term Commitment. UUNET reserves the right to change the rates by notifying you 60 days in advance of the effective date of the change.
(6) These Terms and Conditions supersede all previous representations, understandings or agreements and shall prevail notwithstanding any variance with terms and conditions of any order submitted. Use of UUNET's network constitutes acceptance of these Terms and Conditions.

PLEASE SIGN ON THE FRONT OF THIS PAGE TO INDICATE YOUR UNDERSTANDING AND ACCEPTANCE OF THESE TERMS AND CONDITIONS.